CERTIFICATION  OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF ACCOUNTING OFFICER OF
--------------------------------------------------------------------------------
Consolidated  Medical  Management,  Inc.  pursuant  to  Section  906  of  the
-----------------------------------------------------------------------------
SARBANES-OXLEY  ACT  OF  1992  AND  SECTION  1350  OF  18  U.S.C.  63.
----------------------------------------------------------------------

I, Timothy G. Byrd, Sr., the Chief Executive Officer and Acting Chief Accounting Officer of Consolidated Medical Management, Inc. hereby certify that to my knowledge, Consolidated Medical Management's periodic report on Form 10-QSB for the period ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Consolidated Medical Management, Inc.



Date:  May  20,  2004         /s/Timothy  G.  Byrd,  Sr.
                              --------------------------
                              Timothy  G.  Byrd,  Sr.,
                              Acting  Chief  Accounting  Officer  of
                              Consolidated  Medical  Management,  Inc.